Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

The Acquirers Fund (ZIG)
(the “Fund”)

May 17, 2021

Supplement to the
Summary Prospectus dated August 31, 2020

Effective immediately, Toroso Investments, LLC (“Toroso” or the”Sub-Adviser”) has become the sub-adviser to the Fund. Charles A. Ragauss, CFA, Portfolio Manager and Head of Trading for Toroso, and Qiao Duan, CFA, Portfolio Manager for Toroso, are responsible for the day-to-day management of the Fund. Mr. Ragauss has been a portfolio manager of the Fund since the Fund’s inception in May 2019, and Ms. Duan has been a portfolio manager of the Fund from its inception in May 2019 until October 2020 and again since May 2021. All references in the Summary Prospectus to the Fund’s previous sub-adviser should be disregarded.

Please retain this Supplement with your Summary Prospectus for future reference.

The Acquirers Fund (ZIG)
(the “Fund”)

May 17, 2021

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated August 31, 2020

Effective immediately, Toroso Investments, LLC (“Toroso” or the”Sub-Adviser”) has become the sub-adviser to the Fund. Charles A. Ragauss, CFA, Portfolio Manager and Head of Trading for Toroso, and Qiao Duan, CFA, Portfolio Manager for Toroso, are responsible for the day-to-day management of the Fund. Mr. Ragauss has been a portfolio manager of the Fund since the Fund’s inception in May 2019, and Ms. Duan has been a portfolio manager of the Fund from its inception in May 2019 until October 2020 and again since May 2021. All references in the Summary Prospectus, Prospectus, and SAI to the Fund’s previous sub-adviser and portfolio managers should be disregarded.
The following information replaces the “Management — Sub-Adviser” section on page 10 of the Prospectus:
Sub-Adviser
Pursuant to an Interim Investment Sub-Advisory Agreement, the Adviser has retained Toroso Investments, LLC to serve as sub-adviser for the Fund. Toroso is responsible for the day-to-day management of the Fund. Toroso’s principal office is located at 898 N. Broadway, Suite 2, Massapequa, New York 11758. Toroso is a Delaware limited liability company founded in March 2012 that is dedicated to understanding, researching and managing assets within the expanding ETF universe. Toroso is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, Toroso is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets of 0.03%, subject to a minimum annual fee of $12,500.
The Fund’s Board of Trustees has also approved a new investment sub-advisory agreement with the Adviser and Toroso, which will become effective pending shareholder approval. The terms and compensation payable to Toroso under the Interim Investment Sub-Advisory Agreement and the new investment sub-advisory agreement are materially identical, except with respect to each agreement’s effective date and termination date.
The basis for the Board of Trustees’ approval of the Interim Investment Sub-Advisory Agreement will be available in the Fund’s Annual Report to Shareholders for the period ending April 30, 2021, and the basis for the Board of Trustees’ approval of the new investment sub-advisory agreement will be available in the Fund’s report to shareholders for the period during which such agreement is approved by Fund shareholders.
Portfolio Managers
Charles A. Ragauss, CFA, and Qiao Duan, CFA, are primarily and jointly responsible for the day-to-day management of the Fund.
Mr. Ragauss serves as Portfolio Manager and Head of Trading for Toroso, having joined the firm in September 2020. Mr. Ragauss has also served as Chief Operating Officer and Director of Portfolio Management at CSat Investment Advisory, L.P., doing business as Exponential ETFs, since April 2016. Mr. Ragauss served as a portfolio manager for the Fund on behalf of Exponential ETFs from the Fund’s inception in May 2019 until he began managing the Fund on behalf of Toroso on May 17, 2021. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.
Ms. Duan serves as Portfolio Manager at Toroso focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Fund on behalf of Exponential ETFs from the Fund’s inception in May 2019 until October 2020.

Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.
The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares.
The following information replaces the “Investment Adviser and Sub-Adviser — Sub-Adviser” section on pages 15–16 of the SAI:
INVESTMENT ADVISER AND SUB-ADVISER
Sub-Adviser
The Trust, on behalf of the Fund, and the Adviser have retained Toroso Investments, LLC to serve as sub-adviser for the Fund. Toroso’s principal office is located at 898 N. Broadway, Suite 2, Massapequa, New York 11758. Toroso is a Delaware limited liability company founded in March 2012 that is dedicated to understanding, researching and managing assets within the expanding ETF universe.
Pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser, and the Trust, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For the services it provides to the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.
The Interim Sub-Advisory Agreement with respect to the Fund will continue in force for a period of up to 150 days, during which period shareholders are expected to be solicited to approve a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement will be materially identical to the Interim Sub-Advisory Agreement and will continue in force for an initial period of two years. Thereafter, the New Sub-Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Interim Sub-Advisory Agreement and New Sub-Advisory Agreement terminate automatically in the event of their assignment, and are terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Interim Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Prior to May 17, 2021, CSat Investment Advisory, L.P., doing business as Exponential ETFs (“Exponential”), served as sub-adviser to the Fund. For the fiscal period ended April 30, 2020, Exponential was entitled to receive sub-advisory fees from the Adviser of $12,043.
PORTFOLIO MANAGERS
The Fund is managed by Charles A. Ragauss, CFA and Qiao Duan, CFA for the Sub-Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of April 30, 2021, none of which were subject to a performance fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Charles A. Ragauss	21	$4.15 billion	0	$0	0	$0
Qiao Duan	0	$0	0	$0	0	$0
Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of May 17, 2021, the portfolio managers did not beneficially own Shares.
Portfolio Manager Compensation. The Fund’s portfolio managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund.
Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his or her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.
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